UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2015

TIER REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17300 Dallas Parkway, Suite 1010, Dallas, Texas
75248
(Address of principal executive offices)
(Zip Code)

(972) 483-2400
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

Beginning June 9, 2015, certain officers of TIER REIT, Inc. (the “Company”) will meet with certain institutional investors and analysts at NAREIT’s 2015 REITWeek Investor Forum, and will refer to a slide presentation regarding the business and real estate portfolio of the Company. A copy of this presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The presentation has also been posted on the Company’s website at www.tierreit.com/ir. This slide presentation is not associated with any offering of securities.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The slide presentation furnished as Exhibit 99.1 to this Current Report on Form 8-K contains forward-looking statements relating to the business and financial outlook of TIER REIT, Inc., which are based on our current expectations, estimates, forecasts and projections and are not guarantees of future performance. Actual results may differ materially from those expressed in these forward-looking statements, and you should not place undue reliance on any such statements. A number of important factors could cause actual results to differ materially from the forward-looking statements contained in this document, including the risk that the Company’s shares are not listed on a national securities exchange in the near future or at all. Such factors also include those described in the Risk Factors section of TIER REIT, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2015. Forward-looking statements in the slide presentation speak only as of the date on which such statements were made, and we undertake no obligation to update any such statements that may become untrue because of subsequent events. We claim the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01.        Financial Statements and Exhibits.
 (d)    Exhibits.

Exhibit Number	Description
99.1	NAREIT Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIER REIT, INC.

Dated: June 9, 2015	By:	/s/ Telisa Webb Schelin
Telisa Webb Schelin
Senior Vice President – Legal, General Counsel & Secretary

Exhibit Index

Exhibit Number	Description
99.1	NAREIT Presentation

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